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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934


                                December 5, 2003
                ------------------------------------------------
                Date of Report (Date of earliest event reported)


                                  GARTNER, INC
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)


           Delaware                      1-14443                 04-3099750
-------------------------------   ---------------------      -------------------
(State or Other Jurisdiction of   (Commission File No.)        (IRS Employer
         Incorporation)                                      Identification No.)


                                 P.O. Box 10212
                               56 Top Gallant Road
                             Stamford, CT 06902-7747
          -------------------------------------------------------------
          (Address of Principal Executive Offices, Including Zip Code)


                                 (203) 316-1111
              ----------------------------------------------------
              (Registrant's telephone number, including area code)




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ITEM 5. OTHER EVENTS AND REQUIRED FD DISCLOSURE

     On December 5, 2003, Gartner, Inc. issued a press release announcing a staff reduction and related accounting charge. A copy of such press release is included herein as Exhibit 99.1.

     The press release is incorporated by reference into this Item 5.


ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c) Exhibits

EXHIBIT NO.    DESCRIPTION
-----------    ---------------------------------------------------------
99.1           Press Release issued December 5, 2003, announcing a staff
               reduction and related accounting charge.

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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                   GARTNER, INC.

Date: December 9, 2003                             By: /s/ Michael D. Fleisher
                                                       -----------------------
                                                       Michael D. Fleisher
                                                       Chief Executive Officer
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                                  EXHIBIT INDEX

EXHIBIT NO.    DESCRIPTION
-----------    ---------------------------------------------------------
99.1           Press Release issued December 5, 2003, announcing a staff
               reduction and related accounting charge.